SUPPLEMENT DATED JUNE 30, 2026
TO THE PROSPECTUS DATED MAY 11, 2011 AND NOTICE DOCUMENT DATED MAY 1, 2026 FOR

Spinnaker® Advisor Variable Annuity

This supplement updates certain information in the above referenced prospectus and Notice Document for the above referenced variable annuity contract issued by Symetra Life Insurance Company.

Effective May 1, 2026, the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S is no longer an investment option available under the contract. Accordingly, all references to Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class S in the prospectus and Notice Document are removed.